General	9 Months Ended
Sep. 30, 2020
General [Abstract]
GENERAL

NOTE 1: GENERAL

a.	BiondVax Pharmaceuticals Ltd. ("the Company") is focused on developing, manufacturing and ultimately commercializing products for the prevention and treatment of infectious diseases and related illnesses. The Company was incorporated on July 21, 2003 and started its activity on March 31, 2005.

The Company's shares are traded on the NASDAQ.

b.	Going concern:

These interim financial statements have been prepared on a going concern basis, which contemplates that the Company will continue in operation for the foreseeable future and be able to realize its assets and discharge its liabilities and commitments in the normal course of business. In the nine months ended September 30, 2020, the Company incurred net income of NIS 9,642 ($2,802) and negative cash flows from operating activities of NIS 56,632 ($ 16,458) and it has an accumulated deficit of NIS 310,696 ($ 90,292) as of that date.

Our ability to continue as a going concern and execute on our business plan is dependent upon our ability to raise capital through private or public financings, enter into a commercial agreement or engage in a strategic alternative, among others. We currently intend to finance our activities through any of the above. However, there is no assurance that we will be successful in raising such capital or, in the event of a capital raising, that such capital will be available on terms acceptable to the Company.

Though the Company's management and Board of Directors are of the opinion that its current financial resources will be sufficient to continue operating the Company through the second quarter of 2021, the Company will not have the sufficient liquidity resources to continue the development of all or certain aspects of future products.

The above circumstances indicate that a material uncertainty exists that may cast significant doubt as to the Company's ability to continue as a going concern. These financial statements do not reflect adjustments to the carrying values of the Company's assets and liabilities, revenue and expenses, and the statement of financial position classifications used, that would be necessary if the going concern assumption were not appropriate. Such adjustments could be material.

c.	To the report date the Company management commented on the potential impact of the COVID-19 pandemic on the conduct of the Phase 3 trial's second cohort. During the trial's first cohort, because the flu season had a weak beginning, it was decided to increase the size of Cohort 2 by about 2,000 participants leading us to include more sites in the second season. This decision served us well as most of the Cohort 2 swab samples were collected by the end of February 2020, prior to the onset of the COVID-19 pandemic in Eastern Europe. Consequently, overall, we collected more swab samples than originally targeted. To date, the COVID-19 pandemic did not meaningfully impact the timing or conduct of the Phase 3 trial and BiondVax's other ongoing operations. The extent to which the COVID-19 pandemic may impact the Company's operations will depend on future developments, which are highly uncertain and cannot be predicted with confidence.

d.	On October 23, 2020, the Company announced the Phase 3 clinical trial results of the M-001 universal vaccine product. The results did not demonstrate a statistically significant difference between the vaccinated group and the placebo group in reduction of flu illness and severity. Therefore, the study failed to meet both the primary and secondary efficacy endpoints. However, the study's primary safety endpoint was met.

e.	As a result of the Phase 3 clinical trial failure, Company's management estimates that there will be no future revenues from the M-001 product. Therefore, most likely, there will be no future royalty payments to the Israel innovation authority ("IIA") & European investment bank ("EIB") (notes 12b, 12d to the annual financial statement).

In accordance with the EIB loan agreement, and due to the said above, the Company is required to pay EIB the principal amount of the tranches already loaned by the EIB to the Company, within five years of the date of each tranche of the loan. On September 30, 2020, the Company revalued the loan to a sum of NIS 59,242 ($ 17,217).

As a result, the Company recorded an amount of NIS 62,800 ($ 18,250) as revaluation income of the EIB loan and NIS 12,685 ($ 3,686) for the IIA liability and recorded them under the line item of other income in the statement of other comprehensive loss.

As for the report date, the outstanding principal amount regarding the EIB loan in nominal terms is NIS102,192 ($29,698).

Under the Finance Contract, the EIB may accelerate all loans extended thereunder if an event of default has occurred, which includes, amongst other things, an event of default arising from the occurrence of a material adverse change, defined as any event or change of condition, which in the opinion of the EIB, has a material adverse effect on: the Company's ability to perform its obligations under the Finance Documents; the Company's business, operations, property, condition (financial or otherwise) or prospects; or the rights or remedies of the EIB under the Finance Contract, amongst other things. If the EIB determines that an event of default has occurred, it could accelerate the amounts outstanding under the Finance Contract, making those amounts immediately due and payable.

On January 11, 2021, the Company and EIB entered into an amendment to the Finance Contract, pursuant to which EIB consented to the appointment of Mr. Amir Reichman as chief executive officer of the Company as required under the Finance Contract.

On January 26, 2021, the EIB notified us that they welcome our efforts to secure future equity financing in an amount not less than USD 2 million in order to enable us to pursue new business opportunities, strengthen our balance sheet and invest in growth. Thus, within that context, the EIB wrote in their letter that they will not consider the failure of our pivotal phase 3 trial for M-001 to meet the primary and secondary efficacy endpoints as a trigger for prepayment of a loan extended under the Finance Contract. However, the EIB cautioned us that their letter is not a consent, agreement, amendment or waiver in respect of the terms of the Finance Contract, reserving any other right or remedy the EIB may have now or subsequently. There is no guarantee that the decision by the EIB in their letter will not change at any time and without any notice or that the EIB will not determine that an event of default has occurred under the Finance Contract, which could result in all loans extended under the Finance Contract being accelerated and secured creditor remedies being exercised.